UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2026

Femasys Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-40492	11-3713499
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3950 Johns Creek Court, Suite 100
Suwanee, GA 30024
(770) 500-3910
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FEMY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced, pursuant to the Securities Purchase Agreement dated as of November 3, 2025, by and among Femasys Inc. (the “Company”) and the other lenders party thereto (the “Securities Purchase Agreement”), the Company issued to the lenders party to the Securities Purchase Agreement (the “Lenders”) certain (i) Senior Secured Convertible Notes (each, a "Note"), (ii) Series A-1 Warrants, (iii) Series B-1 Warrants, and (iv) Series C-1 Warrants (collectively, the "Warrants").

On March 19, 2026, the Company entered into an Omnibus Amendment and Consent Agreement (the “Amendment Agreement”) with the holders listed on Schedule I thereto (each, a “Consenting Holder” and collectively, the “Consenting Holders”). The Consenting Holders constitute the Requisite Holders required to amend the Notes and the Warrants pursuant to their respective terms.

The purpose of the Amendment Agreement is to remove the Share Combination Event Adjustment in the Notes and Warrants, effective as of December 31, 2025.

As consideration for the amendments and consents provided under the Amendment Agreement, each Lender will receive a Series D-1 warrant (each, a "Series D-1 Warrant"), in the form attached as Exhibit A to the Amendment Agreement, pursuant to which such holder will have the right to acquire a number of shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), equal to the number of shares underlying that holder's Series A-1 Warrant issued pursuant to the Securities Purchase Agreement. The exercise price of each Series D-1 Warrant is $0.58.

The foregoing descriptions of the Amendment Agreement and the Series D-1 Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the form of Series D-1 Warrant, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the issuance of the Series D-1 Warrants is incorporated by reference into this Item 3.02.

The aggregate 16,378,563 Series D-1 Warrants are being issued by the Company in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), afforded by Section 4(a)(2) thereof. Each recipient of a Series D-1 Warrant is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D. The Series D-1 Warrants are being acquired for the recipients' own accounts and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws. The Series D-1 Warrants and the shares of Common Stock issuable upon exercise thereof have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 17, 2026, Joshua Silverman informed the Board of Directors (the “Board”) of the Company of his resignation as a director of the Company, effective as of that date. The Company provided a copy of the proposed 8-K disclosure stating that his decision to resign was not due to any dispute or disagreement with the Company, or on any matter relating to the Company’s operations, policies or practices.

On March 18, 2026, the Board appointed Kenneth D. Eichenbaum, M.D., M.S.E. as director of the Company effective March 18, 2026. Dr. Eichenbaum was appointed to the Board pursuant to the board nomination right granted to Pointillist Global Macro Series of Pointillist Partners LLC (the "Lead Lender") under the Securities Purchase Agreement, dated as of November 3, 2025 (the "Securities Purchase Agreement"), by and among the Company, the Lead Lender and the other lenders party thereto, pursuant to which the Lead Lender has the right to recommend for appointment or nominate for election to the Board an individual to serve as director of the Company. Such nomination right is subject to fall-away upon the earliest of (a) the first date on which the Lead Lender ceases to beneficially own, on an as-converted basis, at least 4.99% of the number of shares of Common Stock outstanding, (b) payment in full of the Notes issued pursuant to the Securities Purchase Agreement, and (c) November 7, 2030. Jorey Chernett is the principal of the Lead Lender.

There are no family relationships between Dr. Eichenbaum and any director or executive officer of the Company. Other than the board nomination right described above under the Securities Purchase Agreement, there are no arrangements or understandings between Dr. Eichenbaum and any other person pursuant to which he was selected as a director.

Dr. Eichenbaum will be entitled to the applicable annual retainer and equity awards pursuant to the Company’s director compensation policy, under terms consistent with those previously disclosed by the Company. Dr. Eichenbaum will also be entitled to enter into an indemnification agreement with the Company. Dr. Eichenbaum will hold office as a Class II director for a term expiring at the 2026 annual meeting, at which time he will stand for election by the stockholders of the Company. The Board determined that Dr. Eichenbaum is an independent director for purposes of the Nasdaq listing requirements and will serve as a member of the Nominating and Corporate Governance Committee of the Company.

Dr. Eichenbaum is a board-certified anesthesiologist with extensive clinical and healthcare technology experience. He has maintained clinical practice affiliations with Corewell Health William Beaumont University Hospital and Trinity Health Oakland Hospital since 2017 and 2021, respectively. He completed a fellowship in cardiothoracic anesthesia at Stanford University Medical Center and holds a medical degree from the Icahn School of Medicine at Mount Sinai in New York. He also holds a Master of Science in Data Network Engineering, a Bachelor of Science in Materials Science Engineering from the University of Pennsylvania, and a Bachelor’s degree from The Wharton School with a concentration in Finance.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1	Form of Series D-1 Warrant
10.1	Omnibus Amendment and Consent Agreement, dated as of March 19, 2026, by and among the Company and the Consenting Holders party thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2026	Femasys Inc.

	By:	/s/ Kathy Lee-Sepsick
Name: Kathy Lee-Sepsick
Title: Chief Executive Officer